Exhibit 10.1

JPMORGAN CHASE BANK, N.A. GLOBAL TRADE OPERATIONS 10420 HIGHLAND MANOR DRIVE, FLOOR 04 TAMPA, FL 33610-9128 SWIFT: CHASUS33

To:
MFP Partners, LP
C/O MFP INVESTORS LLC
909 3rd Avenue FL 33
New York, NY 10022

Date: 21 Sep 2022

Subject : Acknowledgement Advice for Standby Letter of Credit

Our Reference : NUSCGS044349

Dear Sir/Madam,

Your Reference	:	CIBC Bank USA
Standby LC Reference	:	NUSCGS044349
Account Party	:	S&W SEED COMPANY
(REFER TO LC TEXT FOR FULL DETAILS)
2101 KEN PRATT BLVD., SUITE 201
LONGMONT, CO 80501
Beneficiary	:	CIBC BANK USA
70 WEST MADISON, STE. 900
CHICAGO, IL 60602
ATTN: LETTER OF CREDIT DEPT.

As per your request we have issued our Irrevocable Standby Letter of Credit in the favor of beneficiary under our reference number stated above.

We hereby enclose the copy of the Irrevocable Standby Letter of Credit for your information and record purpose.

All inquiries regarding this transaction may be directed to our Client Service Group quoting our reference

NUSCGS044349 using the following contact details:
Telephone Number: 1-800-634-1969
Email Address: gts.client.services@jpmchase.com

This is a computer generated document and therefore does not require a signature

Organized under the laws of U.S.A. with limited liability

United States NUSCGS044349 21 Sep 2022 Page-1/4

Continuation of our Reference NUSCGS044349

COPY OF STANDBY LETTER OF CREDIT ISSUED

DATE : 21 Sep 2022

IRREVOCABLE STANDBY LETTER OF CREDIT REFERENCE NO.: NUSCGS044349

TO: CIBC BANK USA

70 WEST MADISON, STE. 900

CHICAGO, IL 60602

ATTN: LETTER OF CREDIT DEPT.

DEAR SIR/MADAM,

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR.

BENEFICIARY	:	CIBC BANK USA
70 WEST MADISON, STE. 900
CHICAGO, IL 60602
ATTN: LETTER OF CREDIT DEPT.
ACCOUNT PARTY	:	S&W SEED COMPANY
(REFER TO LC TEXT FOR FULL DETAILS)
2101 KEN PRATT BLVD., SUITE 201
LONGMONT, CO 80501
DATE OF EXPIRY	:	23-JAN-2023
PLACE OF EXPIRY	:	OUR COUNTER
AMOUNT	:	USD 9,000,000.00
APPLICABLE RULE	:	ISP LATEST VERSION

ACCOUNT PARTIES’ FULL NAMES AND ADDRESS:

S&W SEED COMPANY

SEED HOLDINGS, LLC

STEVIA CALIFORNIA, LLC

2101 KEN PRATT BLVD

SUITE 201

LONGMONT, CO 80501

RE: S&W SEED/RM: KEMPTON

THIS LETTER OF CREDIT IS ISSUED AT THE REQUEST OF MFP PARTNERS, L.P., C/O MFP INVESTORS LLC, 909 3RD AVE FL 33, NEW YORK, NY 10022 FOR THE ACCOUNT OF S&W SEED COMPANY, A NEVADA CORPORATION (“S&W SEED”), SEED HOLDINGS, LLC, A NEVADA LIMITED LIABILITY COMPANY (“SEED HOLDING”), AND STEVIA CALIFORNIA, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE AT SIGHT WITH JPMORGAN CHASE BANK, N.A. UPON PRESENTATION OF BENEFICIARY’S SIGNED AND DATED STATEMENT READING AS FOLLOWS:

“THE AMOUNT OF THIS DRAWING USD__________ , UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. NUSCGS044349 REPRESENTS FUNDS DUE TO CIBC BANK USA, AS AGENT AND LENDER (“CIBC”), FROM S&W SEED COMPANY, A NEVADA CORPORATION (“S&W SEED”), SEED HOLDINGS, LLC, A NEVADA LIMITED LIABILITY COMPANY (‘‘SEED HOLDING’’), AND STEVIA CALIFORNIA, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY (‘‘STEVIA CA’’); (S&W SEED, SEED HOLDING AND STEVIA CA ARE EACH INDIVIDUALLY A ‘‘BORROWER’’ AND COLLECTIVELY REFERRED TO AS “BORROWERS”) UNDER THAT CERTAIN LOAN AND SECURITY

Organized under the laws of U.S.A. with limited liability

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AGREEMENT DATED AS OF DECEMBER 26, 2019, BY AND AMONG THE BORROWERS AND CIBC, AS AMENDED FROM TIME TO TIME (THE ‘‘LOAN AGREEMENT’’). THIS DRAWING IS MADE AND PERMITTED AS A RESULT OF (i) BORROWERS FAILING TO MEET THEIR OBLIGATIONS TO PAY CERTAIN LOANS IN FULL UPON THE FIRST TO OCCUR OF THE ACCELERATION OF THE MATURITY OF SUCH LOANS OR THE SCHEDULED MATURITY DATE(S) THEREOF, OR (ii) ANY BORROWER FILING FOR STATE OR FEDERAL BANKRUPTCY OR OTHER INSOLVENCY PROTECTION.’’

PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED.

WE ENGAGE WITH YOU THAT DOCUMENTS DRAWN AND PRESENTED UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED IF PRESENTED AT OUR COUNTERS AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, ATTN: STANDBY LETTER OF CREDIT UNIT ON OR BEFORE THE EXPIRATION DATE. ALL PAYMENTS DUE HEREUNDER SHALL BE MADE BY WIRE TRANSFER TO THE BENEFICIARY’S ACCOUNT PER THEIR INSTRUCTIONS. ALL DOCUMENTS PRESENTED MUST BE IN ENGLISH.

THIS IRREVOCABLE LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING. THIS UNDERTAKING IS INDEPENDENT OF AND SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR INCORPORATED BY REFERENCE TO ANY DOCUMENT, CONTRACT OR AGREEMENT REFERRED HEREIN OR IN WHICH THIS IRREVOCABLE LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS IRREVOCABLE LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY SUCH NOTE, DOCUMENT, INSTRUMENT OR AGREEMENT.

THIS LETTER OF CREDIT MAY BE CANCELLED PRIOR TO EXPIRATION PROVIDED THE ORIGINAL LETTER OF CREDIT (AND AMENDMENTS, IF ANY) ARE RETURNED TO JPMORGAN CHASE BANK, N.A., AT OUR ADDRESS AS INDICATED HEREIN, WITH A STATEMENT SIGNED BY THE BENEFICIARY STATING THAT THE ATTACHED LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED TO THE ISSUING BANK FOR CANCELLATION.

THIS LETTER OF CREDIT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, TO THE INTERNATIONAL STANDBY PRACTICES, ICC PUBLICATION NO. 590 (THE “ISP98”), AND IN THE EVENT OF ANY CONFLICT ISP98 WILL CONTROL, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. ANY DISPUTES ARISING FROM OR IN CONNECTION WITH THIS STANDBY LETTER OF CREDIT SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN.

Organized under the laws of U.S.A. with limited liability

United States NUSCGS044349 21 Sep 2022 Page-3/4

Continuation of our Reference NUSCGS044349

All inquiries regarding this transaction may be directed to our Client Service Group quoting our reference NUSCGS044349 using the following contact details:

Telephone Number: 1-800-634-1969

Email Address: gts.client.services@jpmchase.com

END OF COPY

Organized under the laws of U.S.A. with limited liability

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